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                                                               Execution Copy
                                                               (revised 6/15/00)

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 14, 2000 (this "Amendment"), is by and among OWOSSO CORPORATION, a Pennsylvania corporation ("Owosso"), AHAB INVESTMENT COMPANY, a Delaware corporation ("Ahab"), DWZM, INC., a Pennsylvania corporation, formerly known as DewEze Manufacturing, Inc. ("DWZM"), THE LANDOVER COMPANY, a Pennsylvania corporation, and the survivor of the merger with Snyder Industries Group, Inc., a Washington corporation ("Landover"), MOTOR PRODUCTS-OWOSSO CORPORATION, a Delaware corporation ("Motor Products"), SNOWMAX, INCORPORATED, a Pennsylvania corporation ("Snowmax"), SOONER TRAILER MANUFACTURING CO., a Delaware corporation ("Sooner"), MOTOR PRODUCTS-OHIO CORPORATION, a Delaware corporation ("Motor Products-Ohio"), GBMC, INC., a Kansas corporation, formerly known as Great Bend Manufacturing Company, Inc. ("GBMC"), STATURE ELECTRIC, INC., a New York corporation ("Stature"), OWOSSO MOTOR GROUP, INC., a Pennsylvania corporation ("Motor Group"), ASTRO AIR COILS, INC., a Delaware corporation formerly known as Astro Air Acquisition Corporation ("Astro Air"), M. H. RHODES, INC., a Delaware corporation, and the survivor of the merger with Cramer Company, a Delaware corporation ("Rhodes"), and AHAB INTERNATIONAL INVESTMENT CO., a Delaware corporation formerly known as Astro Air UK Holdings, Inc. ("Ahab International" and, together with Owosso, Ahab, DWZM, Landover, Motor Products, Snowmax, Sooner, Motor Products-Ohio, GBMC, Stature, Motor Group, Astro Air and Rhodes collectively, the "Borrowers" and, individually, a "Borrower"), BANK ONE, MICHIGAN, a Michigan banking corporation formerly known as NBD Bank and before that as NBD Bank, N.A. ("Bank One"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" and, together with Bank One, collectively, the "Banks" and, individually, a "Bank"), and BANK ONE, MICHIGAN, as agent (in such capacity, the "Agent") for the Banks.


                                  INTRODUCTION

         A. The Borrowers, the Banks and the Agent have entered into the Amended and Restated Credit Agreement, dated as of January 22, 1999, as amended or modified from time to time (the "Credit Agreement").

         B. The Borrowers, the Banks and the Agent now desire to amend the Credit Agreement on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:


                    ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

         Upon the date that the conditions precedent set forth in Article 2 of this Amendment are satisfied, which date (the "Amendment Date") shall be determined by the Agent in its sole discretion, the Credit Agreement hereby is amended as follows, with such amendments set forth in Sections 1.1 through 1.5 below deemed retroactively effective as of April 30, 2000 and such amendment set forth in Section 1.6 below deemed effective as of the Amendment Date:

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         1.1 The following definitions of the terms "Acquisition" and
"Disposition", respectively are added to Section 1.1 of the Credit Agreement in alphabetical order:

             "Acquisition" shall mean any transaction, or any series of related transactions, by which any of the Borrowers or any of their respective Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation, partnership or limited liability company, or division or business unit thereof, whether through purchase of assets, merger, consolidation or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

             "Disposition" shall mean any transaction, or any series of related transactions, by which any of the Borrowers or any of their respective Subsidiaries (a) sells, leases, licenses, transfers, assigns or otherwise disposes of any going business or all or substantially all of the assets of any of them or (b) sells, transfers, assigns or otherwise disposes of, directly or indirectly (in one transaction or as the most recent transaction in a series of transactions), a majority (in number of votes) of the securities of any of its Subsidiaries which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of any of its Subsidiaries that is a partnership or limited liability company.

         1.2 The definition of the term "EBIT" set forth in Section 1.1 of the Credit Agreement is amended and restated in full as follows:

             "EBIT" of any person shall mean, for any period, the after-tax net income of such person for such period (exclusive of any non-recurring gains or losses for such person's fiscal year 1998, and any tax effects thereof, and exclusive of the following nonrecurring items as so identified on the financial statements of the Borrowers delivered to the Banks for the fiscal quarter ended January 31, 2000: Power Gear warranty in the amount of $275,000, Parker warranty in the amount of $170,000, E & J bankruptcy in the amount of $130,000, Workers' Compensation reserve in the amount of $500,000 and Snowmax warranty in the amount of $500,000, and any tax effects thereof) plus, to the extent deducted in determining such after-tax net income for such period, (a) Interest Charges of such person for such period, and (b) income and other taxes determined by reference to profits of such person for such period. No exclusion of any gains or losses from the calculation of EBIT for any period shall allow deferral of those items to any subsequent period.


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         1.3 The following sentence is added to the end of Section 1.2 of the
Credit Agreement:

             Notwithstanding anything in this Agreement, in any financial statements of the Borrowers or in generally accepted accounting principles to the contrary, for purposes of calculating and determining compliance with the financial covenants in Section 5.2 and determining the Applicable Margin, including defined terms used therein, any Acquisition or Disposition by the Borrowers or any of their respective Subsidiaries, including any related financing transactions, during the period for which such financial covenants and the Applicable Margin were calculated shall be deemed to have occurred on the first day of the relevant period for which such financial covenants and the Applicable Margin were calculated on a pro forma basis acceptable to the Required Bank. Nothing in this Section 1.2 shall limit or otherwise affect the requirements of Sections 5.2(g) and 5.2(h).

         1.4 Section 2.2(b) of the Credit Agreement is amended and restated in full as follows:

             (b) In addition, the commitment amounts for the Banks automatically shall reduce (i) in the aggregate amount of $2,500,000 on December 31, 1999, (ii) in the additional aggregate amount of $2,500,000 on December 31, 2000, (iii) in the additional aggregate amount of $2,500,000 on the Amendment Date (as defined in the First Amendment to this Agreement) and (iv) in the additional aggregate amount of $2,500,000 on December 31, 2001. Notwithstanding anything herein to the contrary, any such reduction shall not occur if all the Banks agree in writing with respect to such reduction in their sole discretion.

         1.5 Section 5.2(b) of the Credit Agreement is amended and restated in full as follows:

             (b) Total Debt to EBITDA. Permit or suffer the ratio of Consolidated Total Debt of the Borrowers and their Subsidiaries as of the end of any fiscal quarter of the Borrowers to Consolidated EBITDA of the Borrowers and their Subsidiaries for the period of four fiscal quarters of the Borrowers then ending to be greater than (i) 3.50 to
         1.00 from and including the last day of the Borrowers' fiscal year ending on or about October 31, 1999 to and including the day immediately preceding the last day of the Borrowers' fiscal quarter ending on or about April 30, 2000, (ii) 3.75 to 1.00 from and including the last day of the Borrowers' fiscal quarter ending on or about April 30, 2000 to and including the day immediately preceding the last day of the Borrowers' fiscal year ending on or about October 31, 2000, (iii)
         3.50 to 1.00 from and including the last day of the Borrowers' fiscal year ending on or about October 31, 2000 to and including the day immediately preceding the last day of the Borrowers' fiscal quarter


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         ending on or about January 31, 2001, (iv) 3.25 to 1.00 from and including the last day of the Borrowers' fiscal quarter ending on or about January 31, 2001 to and including the day immediately preceding the last day of the Borrowers' fiscal year ending on or about October 31, 2001, and (v) 3.00 to 1.00 from and including the last day of the Borrowers' fiscal year ending on or about October 31, 2001 and thereafter.

         1.6 New Section 5.2(o) of the Credit Agreement is added as follows:

             (o) Dividends and Other Restricted Payments. Make, pay, declare or authorize any dividend, payment or other distribution in respect of any class of its common stock or any dividend, payment or distribution in connection with the redemption, purchase, retirement or other acquisition, directly or indirectly, of any shares of its common stock other than such dividends, payments or other distributions to the extent payable solely in shares of the capital stock of Owosso or to the extent payable to Owosso by a wholly-owned Subsidiary of Owosso, provided, however, that, if no Default or Event of Default shall exist or shall have occurred and be continuing and no Default or Event of Default under any other provision of this Agreement would result therefrom, Owosso may make, pay, declare or authorize dividends, payments and other such distributions in respect of its common stock, during the period of 30 days immediately following the end of its fiscal quarter ending on or about July 31, 2000, which, in the aggregate, do not exceed $355,000. For purposes of this Section 5.2(o),
         (i) "capital stock" shall include capital stock (including common and preferred stock) and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities, and
         (ii) "common stock" shall include common stock and any securities exchangeable for or convertible into common stock and any warrants, rights or other options to purchase or otherwise acquire common stock or such securities.


                  ARTICLE 2. CONDITIONS PRECEDENT TO AMENDMENTS

         As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Agent shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent:

         2.1 This Amendment duly executed on behalf of the Borrowers and the Banks.

         2.2 Payment to the Agent for the pro rata account of the Banks of a fee for this Amendment in the amount of $50,000 in immediately available funds, which fee shall be deemed earned upon receipt and shall not be refundable.


                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

         In order to induce the Banks to enter into this Amendment, each Borrower represents and warrants that:


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         3.1 The execution, delivery and performance by the Borrower of this
Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Borrower's charter or by-laws, or of any contract or undertaking to which the Borrower is a party or by which the Borrower or its property is or may be bound or affected.

         3.2 This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the Borrower, is required on the part of the Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

         3.4 After giving effect to the amendments contained in Article 1 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default has occurred and is continuing.

                            ARTICLE 4. MISCELLANEOUS

         4.1 If the Borrowers shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Borrowers in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

         4.2 All references to the Credit Agreement in any Security Document or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

         4.3 The Security Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect and are hereby ratified and confirmed.

         4.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

         4.6 The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Bank as to its rights and responsibilities with respect thereto.


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         4.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first-above written.


                                                OWOSSO CORPORATION

                                                By: /s/ George B. Lemmon, Jr.
                                                    ----------------------------
                                                    George B. Lemmon, Jr.
                                                President and CEO


                                                DWZM, INC. and GBMC, INC.

                                                By: /s/ George B. Lemmon, Jr.
                                                    ----------------------------
                                                    George B. Lemmon, Jr.
                                                The President of each company


                                                THE LANDOVER COMPANY,
                                                MOTOR PRODUCTS-
                                                OWOSSO CORPORATION,
                                                SNOWMAX, INCORPORATED,
                                                MOTOR PRODUCTS -
                                                OHIO CORPORATION, STATURE
                                                ELECTRIC, INC., OWOSSO
                                                MOTOR GROUP, INC., ASTRO
                                                AIR COILS, INC., SOONER
                                                TRAILER MANUFACTURING
                                                CO. and M.H. RHODES, INC.

                                                By: /s/ George B. Lemmon, Jr.
                                                    ----------------------------
                                                    George B. Lemmon, Jr.
                                                A Vice President of each company


                                                AHAB INVESTMENT COMPANY
                                                and AHAB INTERNATIONAL
                                                INVESTMENT CO.

                                                By: /s/ George B. Lemmon, Jr.
                                                    ----------------------------
                                                    George B. Lemmon, Jr.
                                                The President of each company



                                                BANK ONE, MICHIGAN,
                                                individually and as Agent

                                                By: /s/ William C. Goodhue
                                                    ----------------------------
                                                Name: William C. Goodhue
                                                      --------------------------
                                                Title: First Vice President
                                                       -------------------------

                                                PNC BANK, NATIONAL
                                                ASSOCIATION

                                                By: /s/ Heidi Bahmueller
                                                    ----------------------------
                                                Name: Heidi Bahmueller
                                                      --------------------------
                                                Title: Assistant Vice President
                                                       -------------------------




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